Supplement dated May 8, 2026
to the following updating summary prospectus(es):
BOA IV, Nationwide Destination B, Nationwide Destination B (2.0) and Nationwide Destination Navigator (2.0) dated May 1, 2026
This supplement updates certain information contained in your updating summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are offered as investment options under the contract.
Effective May 1, 2026, the name of each investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
American Funds Insurance Series® - Global Small Capitalization Fund: Class 4	American Funds Insurance Series® - SMALLCAP World Fund: Class 4
USP-0133